UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 13, 2018

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition.

The information contained in Item 7.01 below, with respect to the expected strong first quarter 2018 results of Inogen, Inc. (the “Company” or “Inogen”), is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 13, 2018, the Company announced that it expects to report strong first quarter 2018 results and that it remains confident with its full year guidance for 2018 as most recently stated in a Form 8-K the Company filed with the Securities and Exchange Commission on February 27, 2018.  Additionally, the Company expects to provide an update to its guidance when it announces results for the first quarter of 2018.

Item 8.01. Other Events.

On April 13, 2018, the Company also announced that it experienced a data security incident.  Specifically, the Company indicated that messages within an employee email account were accessed by unknown persons outside the Company without authorization. Some of the messages and files attached thereto may have contained personal information belonging to Inogen rental customers.  The Company, with the assistance of outside counsel, immediately took steps to secure customer information and hired a leading forensics firm to investigate the incident and to bolster its security.

The forensics firm hired to investigate the incident determined that an unauthorized individual may have gained access to personal information belonging to some Inogen rental customers including their name, address, telephone number, email address, date of birth, date of death, Medicare identification number, insurance policy information, and/or type of medical equipment provided.  The impacted data did not include payment card information or medical records.  The unauthorized access of the potentially impacted email account appears to have occurred between January 2, 2018 and March 14, 2018.  The Company is notifying approximately 30,000 current and former customers of this incident and will provide resources, including credit monitoring and an insurance reimbursement policy, to assist them.  The Company is also notifying the applicable regulatory authorities.  In addition, the Company determined that the unauthorized individual may have gained access to non-public financial information of the Company.

The Company takes the security of information belonging to its customers very seriously and has taken steps to prevent a similar incident from occurring in the future.  Specifically, the Company has increased the security of Inogen systems by requiring all email users to change their passwords following the incident and sooner than they would have otherwise been required to.  The Company has also implemented multi-factor authentication for remote email access and has taken additional steps to further limit access to its systems and other preventative measures, including but not limited to enhanced training and use of electronic tools.  The Company has insurance coverage in place for certain potential liabilities and costs relating to the incident, but this insurance is limited in amount, subject to a deductible, and may not be adequate to protect against all costs arising from this incident.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements in this Form 8-K relate to, among other things, the Company’s 2018 guidance; the Company’s expected strong results from the first quarter of 2018; and the Company’s expectations with respect to the data security incident, remediation measures, potential claims, and insurance coverage.  Forward-looking statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from currently anticipated results, including but not limited to, risks arising from the possibility that Inogen will not realize anticipated revenue; the impact and effect of the Tax Cuts and Jobs Act; the impact of additional information with respect to the data security incident, including the scope of the intrusion, the type of information accessed, and the number of consumers impacted; the impact of reduced reimbursement rates, including private payor reductions and reductions in connection with competitive bidding and the Center for Medicare and Medicaid Services (CMS) rules; the possible loss of key employees, customers, or suppliers; and intellectual property risks if Inogen is unable to secure and maintain patent or other intellectual property protection for the intellectual property used in its products. Information on these and additional risks, uncertainties, and other information affecting Inogen’s business operating results are contained in its Annual Report on Form 10-K for the year ended December 31, 2017 and in its other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof.  Inogen disclaims any obligation to update these forward-looking statements except as may be required by law.

The information furnished pursuant to Items 2.02 and 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

Date: April 13, 2018	By:	/s/ Alison Bauerlein
Alison Bauerlein Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer